Exhibit: 99.2

Old National Bancorp

Financial Trends

Fourth Quarter 2004

January 27, 2005

Please direct inquiries to:

Christopher A. Wolking, Executive Vice President & Chief Financial Officer (812) 464-1322
or Candice Jenkins, Vice President & Corporate Controller (812) 461-9769

Note:	-	Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

	-	Certain prior year amounts may have been restated to conform with the 2004 presentation. Such reclassifications had no effect on net income.

	-	All share and per share data have been adjusted for stock dividends and stock splits.

Old National Bancorp
Financial Summary
Fourth Quarter 2004

					2003				2004
2001	2002	2003	2004		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
93.0	117.9	70.4	67.6	NET INCOME from Continuing Operations	26.3	27.1	11.8	5.3	19.5	11.3	18.2	18.6
(5.9)	8.3	—	—	NON-OPERATING Income (Expense)	—	—	—	—	—	—	—	—
99.0	109.6	70.4	67.6	OPERATING EARNINGS (2)	26.3	27.1	11.8	5.3	19.5	11.3	18.2	18.6
105.1	110.7	72.5	70.0	OPERATING CASH EARNINGS (1)	26.7	27.5	12.4	5.9	20.1	11.9	18.8	19.2

				Diluted EPS
1.29	1.67	1.00	0.97	Net Income from Continuing Operations	0.37	0.39	0.17	0.07	0.28	0.16	0.26	0.27
(0.08)	0.12	—	—	Non-Operating	—	—	—	—	—	—	—	—
1.37	1.55	1.00	0.97	Operating (2)	0.37	0.39	0.17	0.07	0.28	0.16	0.26	0.27
1.46	1.57	1.03	1.00	Operating Cash (1)	0.38	0.39	0.18	0.08	0.29	0.17	0.27	0.27

				Net Income Ratios
14.45%	17.05%	9.48%	9.51%	Return on Common Equity	14.03%	14.28%	6.37%	2.92%	10.68%	6.34%	10.58%	10.45%
1.05%	1.27%	0.74%	0.74%	Return on Assets	1.11%	1.12%	0.49%	0.22%	0.84%	0.49%	0.81%	0.83%

				Operating Ratios
1.12%	1.18%	0.74%	0.74%	Return on Assets (2)	1.11%	1.12%	0.49%	0.22%	0.84%	0.49%	0.81%	0.83%
57.6%	56.5%	61.3%	73.5%	Efficiency Ratio (2)	58.9%	53.7%	63.2%	70.9%	68.9%	80.7%	69.1%	74.9%
3.77%	3.65%	3.37%	3.31%	Net Interest Margin	3.46%	3.35%	3.32%	3.37%	3.37%	3.38%	3.30%	3.21%
0.45%	0.34%	1.21%	0.61%	Net Charge-offs / Average Loans (3)	0.89%	0.60%	1.85%	1.48%	0.25%	0.89%	0.48%	0.83%

				Capital Ratios:
				Risk-Based Capital Ratios (end of period):
9.3%	11.1%	11.0%	11.2%	Tier 1	11.3%	11.4%	11.1%	11.0%	11.1%	11.3%	11.4%	11.2%
12.8%	14.8%	14.7%	14.9%	Total	15.0%	15.1%	14.7%	14.7%	14.8%	15.1%	15.2%	14.9%
6.6%	7.5%	7.3%	7.7%	Leverage Ratio (to average assets)	7.6%	7.5%	7.3%	7.3%	7.5%	7.5%	7.7%	7.7%

7.27%	7.47%	7.78%	7.79%	Total equity to assets (averages)	7.88%	7.85%	7.69%	7.69%	7.89%	7.69%	7.66%	7.90%

				Stock Price/ Dividend Ratios:
0.56	0.63	0.69	0.72	Per Share Dividend	0.17	0.17	0.17	0.18	0.18	0.18	0.18	0.18
41%	41%	69%	74%	Dividend Payout Ratio	46%	44%	100%	225%	64%	113%	69%	67%
20.77	20.99	20.72	24.63	Stock Price at EOP	19.41	20.86	20.28	20.72	21.52	23.65	23.66	24.63
9.03	10.52	10.24	10.19	Book Value Per Share	10.60	10.93	10.29	10.24	10.62	9.68	10.29	10.19

(1)	Excludes after-tax impact of amortization of intangible assets.

(2)	Operating earnings exclude gains on branch divestitures and restructuring charges.

(3)	Net charge-offs include $3.4 million, $1.2 million, $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the fourth quarter and second quarter of 2004 and the third quarter and second quarter of 2003, respectively.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

	Twelve Months	Change			Fourth Quarter		Change
2004	2003	$	%		2004	2003	$	%
$441.1	$494.9	$(53.8)	-11%	Interest Income - FTE	$108.0	$117.4	$(9.4)	-8%
166.4	197.7	(31.3)	-16%	Less: Interest Expense	42.6	44.9	(2.3)	-5%

274.7	297.1	(22.4)	-8%	Net Interest Income - FTE	65.3	72.5	(7.1)	-10%

19.9	19.9	(0.0)	0%	Wealth management fees	5.1	5.0	0.1	2%
11.5	10.5	1.0	10%	Investment consulting fees	3.0	2.8	0.3	10%
48.5	44.9	3.6	8%	Service charges on deposit accounts	12.7	11.0	1.7	15%
53.2	39.2	14.0	36%	Insurance premiums and commissions	12.6	11.9	0.8	7%
12.0	10.6	1.5	14%	Investment product fees	2.5	2.6	(0.1)	-2%
8.5	19.1	(10.7)	-56%	Mortgage banking revenue	1.4	1.8	(0.4)	-22%
25.6	24.3	1.3	5%	Other income	5.3	5.5	(0.2)	-3%

179.2	168.6	10.6	6%	Total Fees and Service Charges	42.7	40.5	2.2	5%

2.9	23.6	(20.6)	-88%	Gains (Losses) Sales of Securities	0.6	—	0.6	N/M

182.2	192.1	(10.0)	-5%	Total Noninterest Income	43.3	40.5	2.8	7%

456.9	489.3	(32.4)	-7%	Total Revenues (FTE)	108.7	113.0	(4.4)	-4%

192.7	169.0	23.7	14%	Salaries and employee benefits	46.6	39.8	6.8	17%
143.2	130.7	12.5	10%	Other expense	34.7	40.3	(5.6)	-14%

335.9	299.7	36.2	12%	Total Noninterest Expense	81.4	80.1	1.2	2%

22.4	85.0	(62.6)	-74%	Provision for loan losses	—	26.0	(26.0)	-100%

98.5	104.6	(6.0)	-6%	Pre-Tax Income (FTE)	27.3	6.9	20.4	296%

7.1	9.0	(2.0)	-22%	Income Taxes	2.9	(4.6)	7.5	N/M
23.9	25.1	(1.2)	-5%	FTE Adjustment	5.8	6.2	(0.4)	-7%

31.0	34.1	(3.2)	-9%	Total Taxes (FTE)	8.7	1.6	7.1	435%

67.6	70.4	(2.8)	-4%	Operating Earnings (1)	18.6	5.3	13.3	252%
—	—	—	—	Non-Operating Income (Expense)	—	—	—	—

$67.6	$70.4	$(2.8)	-4%	Net Income from Cont. Ops.	$18.6	$5.3	$13.3	252%

0.97	1.00	(0.03)	-3%	EPS - Diluted Net Income from Cont. Ops.	0.27	0.07	0.20	286%
—	—	—	—	EPS - Non-Operating	—	—	—	—
0.97	1.00	(0.03)	-3%	EPS - Diluted Operating (1)	0.27	0.07	0.20	286%
1.00	1.03	(0.03)	-3%	EPS - Diluted Operating Cash (2)	0.27	0.08	0.19	238%

69,015	69,903	(888)	-1%	EOP Shares Outstanding (000s)	69,015	69,903	(888)	-1%
69,452	70,118	(666)	-1%	Average Basic Shares (000s)	69,132	70,011	(880)	-1%
70,024	70,174	(150)	0%	Average Diluted Shares (000s)	70,022	70,064	(42)	0%

FTE - Fully taxable equivalent basis

(1)	Operating earnings exclude gains on branch divestitures and restructuring charges.

(2)	Excludes after-tax impact of amortization of intangible assets.

Old National Bancorp
NET INCOME TRENDS
Fourth Quarter 2004
($ In Millions except EPS information)

					2003				2004
2001	2002	2003	2004		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
651.0	572.6	494.9	441.1	Interest Income - FTE	130.0	126.6	120.9	117.4	114.2	111.5	107.4	108.0
338.4	258.0	197.7	166.4	Less: Interest Expense	53.8	51.8	47.3	44.9	43.0	40.3	40.5	42.6

312.6	314.6	297.1	274.7	Net Interest Income - FTE	76.2	74.8	73.6	72.5	71.2	71.2	67.0	65.3

20.7	19.2	19.9	19.9	Wealth management fees	4.8	5.2	5.0	5.0	4.8	5.2	4.8	5.1
—	5.2	10.5	11.5	Investment consulting fees	2.5	2.6	2.7	2.8	2.7	2.9	2.9	3.0
40.5	42.0	44.9	48.5	Service charges on deposit accounts	10.8	11.6	11.5	11.0	10.8	12.4	12.6	12.7
13.3	16.7	39.2	53.2	Insurance premiums and commissions	8.2	9.1	10.1	11.9	14.5	14.4	11.7	12.6
6.8	9.0	10.6	12.0	Investment product fees	2.7	2.7	2.6	2.6	3.2	3.8	2.5	2.5
9.7	14.5	19.1	8.5	Mortgage banking revenue	4.4	4.9	8.0	1.8	(0.3)	7.1	0.2	1.4
17.2	23.0	24.3	25.6	Other income	6.7	6.2	5.9	5.5	8.0	5.3	7.0	5.3
108.2	129.6	168.6	179.2	Total Fees and Service Charges	40.2	42.2	45.7	40.5	43.6	51.1	41.8	42.7

4.8	12.4	23.6	2.9	Gains (Losses) Sales of Securities	2.7	20.8	0.1	—	2.0	—	0.3	0.6

113.0	142.0	192.1	182.2	Total Noninterest Income	42.9	62.9	45.8	40.5	45.6	51.1	42.1	43.3

425.6	456.6	489.3	456.9	Total Revenues (FTE)	119.1	137.7	119.4	113.0	116.8	122.3	109.1	108.7

138.2	148.4	169.0	192.7	Salaries and employee benefits	41.7	44.1	43.4	39.8	49.3	53.5	43.3	46.6
106.9	109.4	130.7	143.2	Other expense	28.5	29.8	32.1	40.3	31.2	45.2	32.1	34.7

245.1	257.8	299.7	335.9	Total Noninterest Expense	70.2	74.0	75.5	80.1	80.5	98.7	75.4	81.4

28.7	33.5	85.0	22.4	Provision for loan losses	9.0	22.5	27.5	26.0	7.5	7.5	7.4	—

151.8	165.3	104.6	98.5	Pre-Tax Income (FTE)	39.9	41.3	16.4	6.9	28.9	16.1	26.3	27.3

31.5	30.5	9.0	7.1	Income Taxes	7.3	7.9	(1.5)	(4.6)	3.3	(1.2)	2.1	2.9
21.3	25.2	25.1	23.9	FTE Adjustment	6.4	6.4	6.2	6.2	6.1	6.0	6.0	5.8

52.8	55.6	34.1	31.0	Total Taxes (FTE)	13.7	14.2	4.6	1.6	9.4	4.8	8.1	8.7

99.0	109.6	70.4	67.6	Operating Earnings (1)	26.3	27.1	11.8	5.3	19.5	11.3	18.2	18.6
(5.9)	8.3	—	—	Non-Operating Income (Expense)	—	—	—	—	—	—	—	—
93.0	117.9	70.4	67.6	Net Income from Cont. Ops.	26.3	27.1	11.8	5.3	19.5	11.3	18.2	18.6

1.29	1.67	1.00	0.97	EPS - Diluted Net Income from Cont. Ops.	0.37	0.39	0.17	0.07	0.28	0.16	0.26	0.27
(0.08)	0.12	—	—	EPS - Non-Operating	—	—	—	—	—	—	—	—
1.37	1.55	1.00	0.97	EPS - Diluted Operating (1)	0.37	0.39	0.17	0.07	0.28	0.16	0.26	0.27
1.46	1.57	1.03	1.00	EPS - Diluted Operating Cash (2)	0.38	0.39	0.18	0.08	0.29	0.17	0.27	0.27

72,038	70,674	70,174	70,024	Average Diluted Shares (000s)	70,292	70,034	70,425	70,064	69,783	70,160	70,067	70,022

FTE - Fully taxable equivalent basis

(1)	Operating earnings exclude gains on branch divestitures and restructuring charges.

(2)	Excludes after-tax impact of amortization of intangible assets.

Old National Bancorp
Balance Sheet (EOP)
Fourth Quarter 2004
($ in Millions)

	12/31/2004	9/30/2004	12/31/2003	Change from Prior Year
				$	%
Assets
Securities
Government and Agencies	$699.3	$700.9	$606.9	$92.4	15%
Municipals	597.6	631.9	655.1	(57.4)	-9%
Mortgage Backed	1,445.1	1,377.1	1,509.8	(64.7)	-4%
Other (1)	283.0	309.1	160.0	123.0	77%

Total Investments (1)	3,025.1	3,019.1	2,931.7	93.3	3%

Residential Loans Held for Sale	22.5	22.1	16.3	6.1	38%
Loans
Commercial	1,550.6	1,586.6	1,618.1	(67.5)	-4%
Commercial and Agriculture Real Estate	1,653.1	1,713.8	1,849.3	(196.2)	-11%
Consumer	1,205.7	1,227.2	1,163.3	42.3	4%

Subtotal	4,409.4	4,527.6	4,630.7	(221.3)	-5%
Residential Real Estate	555.4	554.1	939.4	(384.0)	-41%

Total Loans	4,964.8	5,081.7	5,570.1	(605.3)	-11%

Total Earning Assets	8,012.4	8,122.8	8,518.2	(505.8)	-6%

Allowance for loan losses	(85.7)	(96.3)	(95.2)	9.5	-10%
Nonearning assets
Goodwill and Intangible assets	168.8	169.4	171.2	(2.3)	-1%
Other assets	802.8	785.8	769.1	33.7	4%

Total Nonearning assets	971.7	955.2	940.3	31.4	3%

Total Assets	$8,898.3	$8,981.7	$9,363.2	$(464.9)	-5%

Liabilities and Equity
Noninterest-bearing demand deposits	$851.2	$825.7	$823.1	$28.1	3%
NOW and Savings accounts	2,400.9	2,294.3	2,053.6	347.3	17%
Money market accounts	573.3	581.8	608.2	(34.8)	-6%
Other time	2,203.2	2,333.0	2,635.6	(432.5)	-16%

Total Core Deposits	6,028.6	6,034.9	6,120.5	(91.9)	-2%

Borrowed Funds (includes Brokered CD’s)	2,045.7	2,117.3	2,411.3	(365.6)	-15%

Accrued expenses and other liabilities	120.8	117.2	116.0	4.8	4%

Total Liabilities	8,195.1	8,269.4	8,647.7	(452.6)	-5%

Shareholders’ equity	703.2	712.3	715.5	(12.3)	-2%

Total Liabilities and Shareholders Equity	$8,898.3	$8,981.7	$9,363.2	$(464.9)	-5%

(1)	Includes money market investments.

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2001	2002	2003	2004		2003				2004
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
				Securities
$482	$593	$629	$640	Government and Agencies	$708	$614	$589	$605	$587	$602	$659	$713
582	656	667	638	Municipals	689	676	654	650	652	641	635	625
773	1,342	1,710	1,422	Mortgage Backed	1,573	1,886	1,814	1,567	1,484	1,430	1,348	1,428
181	146	149	248	Other (1)	128	132	168	167	176	178	343	297

2,018	2,737	3,155	2,950	Total Investments (1)	3,098	3,308	3,225	2,989	2,898	2,852	2,985	3,064

				Loans
1,692	1,690	1,687	1,611	Commercial	1,677	1,706	1,698	1,665	1,601	1,636	1,604	1,603
1,855	1,844	1,866	1,768	Commercial and Agriculture Real Estate	1,876	1,872	1,869	1,847	1,838	1,804	1,749	1,678
1,052	1,057	1,096	1,196	Consumer	1,054	1,069	1,110	1,149	1,168	1,183	1,211	1,224

4,599	4,592	4,648	4,575	Subtotal	4,607	4,647	4,678	4,661	4,608	4,623	4,564	4,505
1,682	1,287	1,003	766	Residential Real Estate (2)	1,091	984	977	960	955	960	568	579

6,281	5,878	5,651	5,341	Total Loans (2)	5,698	5,631	5,655	5,621	5,563	5,583	5,132	5,084

8,299	8,615	8,807	8,290	Total Earning Assets	8,796	8,940	8,880	8,611	8,461	8,435	8,117	8,148

(74)	(81)	(89)	(98)	Allowance for loan losses	(89)	(87)	(91)	(90)	(98)	(101)	(96)	(96)
640	730	839	931	Nonearning assets	794	811	858	891	898	920	956	950

$8,864	$9,264	$9,556	$9,123	Total Assets	$9,501	$9,665	$9,646	$9,412	$9,261	$9,254	$8,977	$9,002

				Liabilities and Equity
$664	$712	$753	$803	Noninterest-bearing demand deposits	$730	$744	$761	$776	$771	$798	$814	$829
1,339	1,678	1,984	2,207	NOW and Savings accounts	1,871	2,058	1,996	2,011	2,054	2,166	2,248	2,359
778	644	612	587	Money market accounts	590	587	629	642	603	586	582	576
3,065	3,146	2,767	2,449	Other time	2,900	2,813	2,694	2,659	2,602	2,500	2,394	2,300

5,847	6,181	6,115	6,046	Total Core Deposits	6,091	6,202	6,080	6,089	6,031	6,050	6,039	6,065

2,287	2,294	2,573	2,251	Borrowed Funds (includes Brokered CD’s)	2,541	2,594	2,683	2,474	2,387	2,380	2,133	2,105

86	97	124	115	Accrued expenses and other liabilities	121	110	141	125	112	111	118	120

8,220	8,572	8,813	8,413	Total Liabilities	8,753	8,906	8,904	8,688	8,531	8,542	8,289	8,291

644	692	743	710	Shareholders’ equity	749	758	742	724	731	712	688	712

$8,864	$9,264	$9,556	$9,123	Total Liabilities and Equity	$9,501	$9,665	$9,646	$9,412	$9,261	$9,254	$8,977	$9,002

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2001	2002	2003	2004		2003				2004
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets
				Securities
6.17%	4.55%	3.83%	3.18%	Government and Agencies	3.99%	3.92%	3.77%	3.59%	3.39%	3.20%	3.16%	3.02%
7.07%	7.13%	7.02%	6.92%	Municipals	7.08%	7.03%	6.97%	6.99%	6.87%	6.97%	6.98%	6.86%
6.46%	5.45%	4.12%	4.18%	Mortgage Backed	4.50%	4.02%	3.81%	4.21%	4.19%	4.13%	4.24%	4.15%
6.05%	5.14%	4.21%	3.09%	Other (1)	4.83%	4.91%	3.64%	3.77%	3.37%	3.34%	2.58%	3.36%

6.53%	5.64%	4.68%	4.46%	Total Investments (1)	4.97%	4.65%	4.43%	4.66%	4.58%	4.52%	4.39%	4.36%

				Loans
8.18%	6.58%	5.61%	5.41%	Commercial	5.95%	5.66%	5.50%	5.35%	5.44%	5.26%	5.37%	5.58%
8.22%	6.93%	5.87%	5.70%	Commercial and Agriculture Real Estate	6.25%	6.05%	5.62%	5.55%	5.67%	5.59%	5.79%	5.75%
9.28%	8.04%	7.22%	6.58%	Consumer	7.55%	7.43%	7.10%	6.85%	6.72%	6.57%	6.51%	6.52%

8.45%	7.06%	6.10%	5.83%	Subtotal	6.44%	6.22%	5.93%	5.80%	5.85%	5.72%	5.83%	5.90%
7.77%	7.32%	6.37%	5.60%	Residential Real Estate (2)	6.72%	6.50%	6.23%	6.00%	5.84%	5.61%	5.42%	5.38%

8.27%	7.11%	6.14%	5.79%	Total Loans (2)	6.49%	6.27%	5.98%	5.83%	5.85%	5.70%	5.79%	5.84%

7.84%	6.65%	5.62%	5.32%	Total Earning Assets	5.95%	5.67%	5.42%	5.43%	5.42%	5.30%	5.28%	5.29%

				Interest-bearing Liabilities
1.68%	1.22%	0.86%	0.84%	NOW and Savings accounts	0.99%	1.04%	0.73%	0.68%	0.68%	0.75%	0.89%	1.01%
3.32%	1.55%	0.94%	1.10%	Money market accounts	1.11%	1.00%	0.82%	0.83%	0.83%	0.86%	1.17%	1.54%
5.52%	4.58%	3.96%	3.25%	Other time	4.24%	4.03%	3.86%	3.72%	3.58%	3.25%	3.07%	3.07%

4.20%	3.19%	2.47%	1.99%	Total Interest-Bearing Deposits	2.77%	2.57%	2.33%	2.22%	2.13%	1.95%	1.92%	1.97%

5.29%	3.63%	2.54%	2.75%	Borrowed Funds (includes Brokered CD’s)	2.75%	2.59%	2.38%	2.43%	2.55%	2.49%	2.85%	3.15%

4.53%	3.32%	2.49%	2.22%	Total Interest-Bearing Liabilities	2.76%	2.58%	2.34%	2.29%	2.26%	2.12%	2.19%	2.31%

3.31%	3.32%	3.13%	3.10%	Net Interest Rate Spread	3.19%	3.09%	3.08%	3.14%	3.15%	3.18%	3.09%	2.97%
3.77%	3.65%	3.37%	3.31%	Net Interest Margin	3.46%	3.35%	3.32%	3.37%	3.37%	3.38%	3.30%	3.21%

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Asset Quality
End of Period
($ in Millions)

2001	2002	2003	2004		2003				2004
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
73.8	74.2	87.7	95.2	Beginning allowance for loan losses	87.7	84.0	98.0	92.7	95.2	100.6	95.1	96.3
28.7	33.5	85.0	22.4	Provision for loan losses	9.0	22.5	27.5	26.0	7.5	7.5	7.4	—
—	—	(9.3)	0.7	Transfer to Allow. Unfunded Commitments	—	—	(6.7)	(2.6)	1.4	(0.6)	—	—
(36.2)	(27.6)	(61.6)	(41.2)	Gross charge-offs	(14.3)	(8.0)	(17.1)	(22.2)	(5.7)	(12.7)	(11.0)	(11.9)
—	—	(14.7)	(4.6)	Write-downs from loans sold	—	(2.2)	(12.5)	—	—	(1.2)	—	(3.4)
7.9	7.6	8.2	13.2	Gross recoveries	1.6	1.7	3.5	1.4	2.2	1.4	4.9	4.7

(28.3)	(20.0)	(68.1)	(32.6)	Net Charge-offs	(12.7)	(8.5)	(26.1)	(20.8)	(3.5)	(12.5)	(6.1)	(10.6)

74.2	87.7	95.2	85.7	Ending allowance for loan losses	84.0	98.0	92.7	95.2	100.6	95.1	96.3	85.7

0.45%	0.34%	1.21%	0.61%	Net Charge-offs / Average Loans (1)	0.89%	0.60%	1.85%	1.48%	0.25%	0.89%	0.48%	0.83%
6,281.0	5,878.3	5,651.4	5,340.7	Average Loans Outstanding (1)	5,698.0	5,631.5	5,655.0	5,621.2	5,563.0	5,583.2	5,132.3	5,084.3
6,132.9	5,769.6	5,586.5	4,987.3	EOP Loans Outstanding (1)	5,639.9	5,627.6	5,603.2	5,586.5	5,577.5	5,134.0	5,103.7	4,987.3
1.21%	1.52%	1.70%	1.72%	Allowance for Loan Loss / EOP Loans(1)	1.49%	1.74%	1.65%	1.70%	1.80%	1.85%	1.89%	1.72%

				Underperforming Assets
12.6	9.5	5.1	2.4	Loans 90 days and over (still accruing)	14.1	5.6	11.4	5.1	2.3	1.4	6.7	2.4
				Non-performing loans:
37.9	100.3	104.6	54.9	Nonaccrual loans	116.5	146.4	110.2	104.6	107.1	97.6	106.0	54.9
25.9	—	—	—	Renegotiated loans	—	—	—	—	—	—	—	—

63.8	100.3	104.6	54.9	Total non-performing loans	116.5	146.4	110.2	104.6	107.1	97.6	106.0	54.9

9.2	7.9	8.8	8.3	Foreclosed properties	9.0	8.9	9.8	8.8	5.3	3.9	3.8	8.3

1.04%	1.74%	1.87%	1.10%	Non-performing loans / Loans (1)	2.07%	2.60%	1.97%	1.87%	1.92%	1.90%	2.08%	1.10%

116%	87%	91%	156%	Allowance to Non-performing	72%	67%	84%	91%	94%	97%	91%	156%

(1)	Includes residential loans held for sale.